UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 30, 2026, Intel Corporation (“Intel”) issued $1,000,000,000 aggregate principal amount of 4.650% Senior Notes due 2031 (the “2031 Notes”), $1,000,000,000 aggregate principal amount of 5.000% Senior Notes due 2033 (the “2033 Notes”), $2,250,000,000 aggregate principal amount of 5.300% Senior Notes due 2036 (the “2036 Notes”), $1,750,000,000 aggregate principal amount of 6.125% Senior Notes due 2056 (the “2056 Notes”) and $500,000,000 aggregate principal amount of 6.200% Senior Notes due 2066 (the “2066 Notes” and, together with the 2031 Notes, the 2033 Notes, the 2036 Notes and the 2056 Notes, the “Notes”) pursuant to the terms of an underwriting agreement dated April 27, 2026 (the “Underwriting Agreement”) among Intel and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein. The aggregate principal amount of the Notes is $6.5 billion, and the net proceeds from the offering are approximately $6.47 billion, before expenses but after deducting the underwriting discounts.

The offering of the Notes sold pursuant to the Underwriting Agreement was registered under Intel’s registration statement on Form S-3 filed on January 23, 2026 (File No. 333-292925) and the Notes were issued pursuant to an indenture between Intel and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), dated as of March 29, 2006 (the “Base Indenture”), as supplemented by the first supplemental indenture between Intel and the Trustee, dated as of December 3, 2007 (the “First Supplemental Indenture”), as further supplemented by the twenty-first supplemental indenture between Intel and the Trustee, dated as of April 30, 2026 (the “Twenty-First Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Twenty-First Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are attached as Exhibit 1.1 to this Current Report, Exhibit 4.4 to the registration statement on Form S-3 filed on March 30, 2006 (File No. 333-132865), Exhibit 4.2.4 to the annual report on Form 10-K filed on February 20, 2008 (File No. 000-06217) and Exhibit 4.1 to this Current Report, respectively, and incorporated by reference herein. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 4.650% Senior Note due 2031, the form of the 5.000% Senior Note due 2033, the form of the 5.300% Senior Note due 2036, the form of the 6.125% Senior Note due 2056 and the form of the 6.200% Senior Note due 2066, which are attached as Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5 and Exhibit 4.6 to this Current Report, respectively, and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 27, 2026, among Intel Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein

4.1	Twenty-First Supplemental Indenture, dated as of April 30, 2026, between Intel Corporation and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee

4.2	Form of 4.650% Senior Note due 2031

4.3	Form of 5.000% Senior Note due 2033

4.4	Form of 5.300% Senior Note due 2036

4.5	Form of 6.125% Senior Note due 2056

4.6	Form of 6.200% Senior Note due 2066

5.1	Opinion of Gibson, Dunn and Crutcher LLP

23.1	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)
Date: April 30, 2026

/s/ David Zinsner
David Zinsner
Executive Vice President and Chief Financial Officer